THE GABELLI EQUITY INCOME FUND

                               SEMI-ANNUAL REPORT
                                MARCH 31, 2000(A)

TO OUR SHAREHOLDERS,

      With low or no-yielding technology stocks fueling the market in the first quarter of 2000, income oriented equity portfolios struggled to keep pace with the S&P 500. In the equity income arena, telecommunications, media, and selected financial services companies performed well. Utilities were mixed, and in general, industrial cyclical and branded consumer goods stocks under-performed.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, the Gabelli Equity Income Fund's (the "Fund") total return was 0.76% after adjusting for the $0.06 per share dividend paid on March 20, 2000. The Standard & Poor's ("S&P") 500 Index and Lipper Equity Income Fund Average had total returns of 2.29% and (0.79)%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 11.84% for the trailing twelve-month period. The S&P 500 and Lipper U.S. Equity Income Fund Average rose 17.93% and 3.04%, respectively, over the same twelve-month period.

      For the five-year period ended March 31, 2000, the Fund's total return averaged 17.20% annually versus average annual returns of 26.75% and 15.37% for the S&P 500 and the Lipper Equity Income Fund Average, respectively. Since inception on January 2, 1992 through March 31, 2000, the Fund had a cumulative total return of 213.89%, which equates to an average annual total return of 14.87%.

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last eight years at The Gabelli Equity Income Fund and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology.

[Graphic omitted]
Pyramid text as follows:
      EPS
      PMV
      MANAGEMENT
      CASH FLOW
      RESEARCH

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------
                                         Calendar Quarter
                           --------------------------------------
                             1st        2nd       3rd       4th         Year
                             ---        ---       ---       ---         ----
2000:  Net Asset Value     $16.86        --       --         --           --
       Total Return          0.8%        --       --         --           --
-----------------------------------------------------------------------------
1999:  Net Asset Value     $16.39     $18.26    $17.58     $15.80      $15.80
       Total Return        (1.5)%      11.7%    (3.4)%       2.8%        9.3%
-----------------------------------------------------------------------------
1998:  Net Asset Value     $17.70     $17.72    $15.97     $16.70      $16.70
       Total Return         10.1%       0.5%    (9.7)%      12.7%       12.6%
-----------------------------------------------------------------------------
1997:  Net Asset Value     $14.27     $16.03    $17.39     $16.12      $16.12
       Total Return          1.2%      12.7%      8.8%       3.0%       27.9%
-----------------------------------------------------------------------------
1996:  Net Asset Value     $13.47     $13.54    $13.81     $14.16      $14.16
       Total Return          5.5%       1.0%      2.5%       8.0%       17.9%
-----------------------------------------------------------------------------
1995:  Net Asset Value     $11.56     $11.99    $12.65     $12.84      $12.84
       Total Return          8.5%       4.3%      6.1%       6.9%       28.3%
-----------------------------------------------------------------------------
1994:  Net Asset Value     $11.26     $11.08    $11.54     $10.72      $10.72
       Total Return        (2.2)%     (0.8)%      4.9%     (0.7)%        1.1%
-----------------------------------------------------------------------------
1993:  Net Asset Value     $11.35     $11.72    $12.15     $11.57      $11.57
       Total Return          7.4%       3.8%      4.2%       1.5%       17.9%
-----------------------------------------------------------------------------
1992:  Net Asset Value     $10.19     $10.36    $10.40     $10.64      $10.64
       Total Return          2.4%(b)    2.3%      1.1%       3.7%        9.8%(b)
-----------------------------------------------------------------------------


--------------------------------------------------------
       Average Annual Returns - March 31, 2000 (a)
       -------------------------------------------
  1 Year ....................................    11.84%
  5 Year ....................................    17.20%
  Life of Fund (b) ..........................    14.87%
--------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.
--------------------------------------------------------------------------------

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value ("PMV") estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed

--------------------------------------------------
                  Dividend History
--------------------------------------------------
                              Rate    Reinvestment
  Payment (ex) Date         Per Share     Price
  -----------------         --------- ------------
  March 29, 2000              $0.06      $15.75
--------------------------------------------------
  December 20, 1999           $2.21      $15.30
  September 27, 1999          $0.06      $17.39
  June 28, 1999               $0.05      $17.98
  March  29, 1999             $0.06      $16.67
--------------------------------------------------
  December 21, 1998           $1.27      $16.36
  September 28, 1998          $0.04      $16.20
  June 26, 1998               $0.06      $17.65
  March  27, 1998             $0.05      $17.70
--------------------------------------------------
  December 29, 1997           $1.78      $15.94
  September 30, 1997          $0.05      $17.39
  June  30, 1997              $0.05      $16.03
  March  31, 1997             $0.06      $14.27
--------------------------------------------------
  December 27, 1996           $0.76      $14.28
  September 30, 1996          $0.07      $13.81
  June 28, 1996               $0.06      $13.54
  March  31, 1996             $0.07      $13.47
--------------------------------------------------
  December 29, 1995           $0.68      $12.84
  September 29,1995           $0.07      $12.65
  June 30, 1995               $0.07      $11.99
  March 31, 1995              $0.07      $11.56
--------------------------------------------------
  December 30, 1994           $0.74      $10.72
  September 30, 1994          $0.08      $11.54
  June 30, 1994               $0.09      $11.08
  March 31, 1994              $0.06      $11.26
--------------------------------------------------
  December 31, 1993           $0.76      $11.57
  September 30, 1993          $0.06      $12.15
  June 30, 1993               $0.06      $11.72
  March 31, 1993              $0.08      $11.35
--------------------------------------------------
  December 31, 1992           $0.15      $10.64
  September 30, 1992          $0.07      $10.40
  June 30, 1992               $0.06      $10.36
  March 31, 1992              $0.05      $10.19
--------------------------------------------------



crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

THE PERILS OF PAULINE

      In each episode of the old movie serial, "The Perils of Pauline", the heroine faced certain doom until a hero suddenly appeared to save the day.
Through most of the first quarter 2000, equities were imperiled by rising short-term interest rates and the perception that Federal Reserve Chairman Alan Greenspan was determined to restrain the stock market as well as the economy. With equities dangling from a cliff, a hero in the form of declining market interest rates (bond yields) rescued stocks from a sharp correction that appeared ready to turn into a full scale bear market.

      Of course, in the old movie shorts, as soon as Pauline escaped from one life-threatening predicament, she was thrust into another. Over the short term, we suspect the stock market will also face a series of new dangers. The Federal Reserve should continue to hike short term rates, eventually killing the nascent bond market rally and putting pressure back on stocks. Valuations in the technology sector also present a risk to the market. If some of the technology "bell weathers" fall short of rather grand earnings expectations, we could see a sharp correction that would drag down the market indices. There is also the uncertainty of an election year. Will a Bush victory lead to tax cuts that will help sustain consumer spending or will a Gore triumph dash the hopes of consumers counting on tax relief?

      There are plenty of potential heroes that could once again rescue the market. Corporate earnings growth is strong and, with synchronized global growth, may get stronger. If we see evidence of economic deceleration in the second half of the year, the Fed may take its foot off the monetary brakes and market interest rates could come down further. We should continue to see deals, particularly in out-of-favor industries where some great companies have become irresistible business bargains. This may finally prop up the value sector of the market and have a positive impact on higher yielding stocks. Finally, investors love happy endings. Over the last several years, whenever stocks have stumbled, investors have rushed in to lift them to safety.

OLD ECONOMY, NEW ECONOMY

      The financial press and market observers are good at developing simplistic theories to explain market trends. Recently, the pundits have divided the market into "old economy" and "new economy" stocks. The former are thought to be worthless and the latter are perceived as almost priceless. A closer look at the situation reveals the flaws in this current logic.

      The so-called "new economy" stocks are primarily technology companies developing new ways to distribute information, products, and services. Some are fine companies with exceptional growth prospects. But, the "new economy" superstars don't drill for oil, process chemicals, make household goods, or manufacture automobiles. They don't knit sweaters or make shoes. They don't build houses. They don't produce motion pictures or television programs. They are simply building systems that make it possible for "old economy" companies to provide these essential products and services more efficiently and cost effectively. Will the best of the "new economy" companies make money and over the long term enrich investors? Yes. Will "old economy" companies that harness the power of new technologies prosper and also reward shareholders? Yes. Presently, you can pay sky-high valuations for "new economy" companies with little or no yield or pick up deeply discounted "old economy" stocks providing very attractive yields.

AN APPETITE FOR FOOD STOCKS

      There is a degree of economic logic in the poor recent performance of many cyclical industrial companies. The Federal Reserve is committed to slowing the economy, and if it succeeds, we may be seeing peak earnings for economically sensitive companies. We are of the opinion that earnings will be better than anticipated and that the sell-off in cyclical companies is overdone. That's why we continue to own high quality, high yielding cyclical stocks.

      We see no economic justification for the poor performance of food stocks. High quality brand name franchises including Coca-Cola, Hershey Foods, H. J. Heinz, Kellogg, and Quaker Oats all declined this quarter, and some quite sharply. We doubt that if economic growth slows from 5% to 3.5%, consumers are going to reduce spending on food or switch from brand name products to cheaper private label goods. "Honey, Gross Domestic Product growth is now down to 3.5%, we better cut back on the cereal and ketchup, and instead of buying Coke, let's get that generic cola."

      Historically, food company earnings have not been particularly sensitive to modestly slower economic growth, and in general, earnings for food companies have been relatively stable and should stay that way. Food stocks are not down because of any fundamental change in the business or disappointing earnings. In our opinion, food stocks are simply a casualty of investors' general disregard for any industry group lacking the rapid growth potential of technology stocks. Now you can buy some of the best companies in the food business at very attractive valuations. Food for thought for value investors.

THIS QUARTER'S REPORT CARD

      A distinguished group of financial services stocks including U.S. Trust, Merrill Lynch, Northern Trust, and Chase Manhattan provided grade A performance this quarter. Telecommunications holdings such as BCE (Bell Canada), France Telecom, Cable & Wireless, Deutsche Telekom, and AT&T also made the honor roll.

      Cyclical holdings were mixed, with Monsanto, GATX, General Motors, and Mark IV Industries performing well and stalwarts such as Minnesota Mining and Manufacturing, Honeywell, and DuPont losing ground. Our utility investments were also mixed, with Scottish Power plc and Florida Progress Corp. posting good gains and Peoples Energy and Florida Public Utilities retreating. Branded consumer goods and, in particular, food companies disappointed.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BCE INC. (BCE - $125.4375 - NYSE) is Canada's global communications company. BCE has announced a series of transactions in recent months. The company plans to spin off the majority of its stake in Nortel Networks Corp. (NT - $126.00 -
NYSE) to BCE shareholders. BCE shareholders will receive 0.78 shares of NT per BCE share. Other pending transactions include the acquisition of CTV, a Canadian broadcaster, and Teleglobe, a provider of global network services.

CITIZENS UTILITIES CO. (CZN - $16.375 - NYSE) provides telecommunications services and public services to approximately 1.9 million customers in 22 states. Citizens owns 83% of Electric Lightwave (ELIX - $23.875 - Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Management has authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced agreements to acquire about one million rural access lines in 11 states for $2.8 billion. CZN intends to finance these transactions by divesting its public services operations. Its water and waste water operations have been sold for $835 million. The company has an agreement to sell all its electric and waste water utility operations to Cap Rock Energy and Kauai Island Electric Company for an aggregate purchase price of $535 million. The company has sold its 16% stake in Centennial Communications for approximately $205 million. Citizens monetized its ownership of Century Communications' (CTYA - $45.625 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

EASTERN ENTERPRISES (EFU - $59.875 - NYSE) owns and operates Boston Gas Company, Colonial Gas Company, Essex Gas Company, Midland Enterprises, and ServicEdge Partners. Upon completion of the pending merger with EnergyNorth (EI - $58.25 -
NYSE), Eastern will serve over 800,000 residential, commercial and industrial natural gas customers in Massachusetts and New Hampshire. Midland Enterprises, headquartered in Cincinnati, Ohio, is the leading carrier of coal and a major carrier of other dry bulk cargoes on the nation's inland waterways, with a fleet of 2,300 barges and 87 towboats. ServicEdge is the largest unregulated provider of residential heating, ventilation and air conditioning ("HVAC") equipment installation and service to customers in Massachusetts. In November, Eastern announced it had entered into an agreement to be acquired by KeySpan Corp. (KSE
- $27.625 - NYSE) for $64.00 per share in cash.

EXXON MOBIL CORP. (XOM - $77.8125 - NYSE), headquartered in Irving, Texas, is a worldwide leader in the petroleum and petrochemical businesses. The company was formed on November 30, 1999 when Exxon Corp. and Mobil Corp. formally merged. Exxon Mobil Corp. conducts business in nearly 200 countries around the world, whether it's exploration and production of oil and gas, manufacturing and marketing of fuels, lubes and chemicals, electric power generation or coal and minerals operations. Exxon Mobil's global upstream and chemical companies and its coal and minerals company are headquartered in Houston, Texas.

GALLAHER GROUP PLC (GLH - $19.6875 - NYSE) is a leading regional manufacturer of tobacco products. The company, which had sales of (pound)4.3 billion in 1999, is the market leader in the United Kingdom and the Republic of Ireland. Gallaher also has operations in Western Europe, the former Soviet Union and the Pacific Rim. This U.K.-based company was spun-off from American Brands (now Fortune Brands) in May 1997. Its brands include Benson & Hedges and Silk Cut in the U.K. and Sovereign in the former Soviet Union. The company's ordinary shares trade on the London Stock Exchange and the ADRs, each of which represent four ordinary shares, trade on the New York Stock Exchange.

GENUINE PARTS CO. (GPC - $23.875 - NYSE), founded in 1928, is a service organization engaged in the distribution of automotive replacement parts, industrial replacement parts and office products. The company offers access to over 225,000 automotive replacement parts and, in conjunction with NAPA, inventory, accounting, cataloging, marketing, training and other programs. The company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for virtually all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. Genuine Parts distributes industrial replacement parts used in fluid transmission and irrigation, including pumps, pulleys, valves, hoses and belts. Through SP Richards Company, Genuine Parts also distributes office products including diskettes, telephones, furniture and copiers. Through EIS Inc., Genuine Parts is a wholesale distributor of materials and supplies to the electrical and electronic industries.

GTE CORP. (GTE - $71.00 - NYSE) is one of the largest publicly held telecommunications companies in the world. GTE's domestic and international operations serve 26 million access lines in the United States and over 9.3 million in Canada, the Dominican Republic and Venezuela. GTE is a leading cellular operator in the U.S., with the potential to serve 72 million cellular and personal communications services ("PCS") customers. Outside the U.S., GTE operates cellular networks covering more than 34 million people. GTE is also a leader in government and defense communications systems and equipment, aircraft passenger telecommunications, directories and telecommunications-based information services and systems. In September 1999, Bell Atlantic (BEL - $61.125 - NYSE) and GTE announced a $100 billion wireless joint venture with Vodafone AirTouch (VOD - $55.5625 - NYSE) by contributing BEL's and GTE's wireless assets to the new partnership. Upon completion of the BEL/GTE merger, expected in the second quarter of 2000, the combined company will be the largest domestic wireless provider with over 25 million subscribers.

SBC COMMUNICATIONS INC. (SBC - $42.00 - NYSE) is currently the largest regional Bell operating company in the U.S., with over 60 million domestic and seven million proportionate international access lines. SBC also serves over 11 million domestic and over three million proportionate international wireless customers. SBC has a strong presence in Europe through its ownership of TeleDanmark (TLD - $46.4375 - NYSE), Belgacom, Cegetel and other companies as well as in Canada through ownership of Bell Canada (BCICF - $28.75 - Nasdaq) and in Mexico through Telemex. In April, SBC announced the formation of a joint venture with BellSouth (BLS - $47.00 - NYSE). The companies will combine their domestic wireless operations forming the second largest wireless carrier in the U.S. behind the BE/GTE/Vodafone AirTouch joint venture.

TEXACO INC. (TX - $53.625 - NYSE) is a major international integrated oil company which operates in some 150 countries. Texaco and its affiliates explore for, find and produce oil and natural gas; manufacture and market high-quality fuels and lubricant products; operate trading, transportation and distribution facilities; and produce alternative forms of energy for power, manufacturing and chemicals. The Texaco "star" is one of the most widely recognized brands on earth. The company is positioned to help meet the world's growing demand for energy.

WICOR INC. (WIC - $31.00 - NYSE), the largest gas distributor in Wisconsin, has agreed to be bought by Wisconsin Energy Corp. (WEC - $19.938 - NYSE), a Milwaukee electric and natural gas utility, for $1.27 billion in cash and stock. WIC shareholders will receive $31.50 per share in cash. The merger needs approval from the Wisconsin Utilities Commission, the SEC and the FTC. Although WEC had to terminate an agreement to merge three years ago with Northern States Power because of regulatory concerns in Wisconsin, this deal is not expected to raise objections because it does not create a dominant presence in the electric industry. The combined company will have 921,000 gas customers and more than 1 million electric customers in Wisconsin and Michigan. In addition to its gas distribution business, WICOR obtains about 50% of its revenues from its pumps business.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Equity Income Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      Why own high yielding stocks when everyone knows the real action is in technology stocks with no dividends? The answer is simple: income and reduced volatility. As we have repeated frequently in our letters to you, over the long term, dividend yield has contributed substantially to the total returns from equities. We also remind you that higher yielding stocks usually hold up much better during adverse market environments. We don't know what the market has in store for us in the future. We do know, however, that investors who throw away their umbrellas in sunny weather get wet when it rains.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.

                                          Sincerely,

                                          /S/ MARIO J. GABELLI

                                          MARIO J. GABELLI, CFA
                                          Portfolio Manager and
                                          Chief Investment Officer

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
             Eastern Enterprises            Exxon Mobil Corp.
             BCE Inc.                       GTE Corp.
             WICOR Inc.                     Texaco Inc.
             Genuine Parts Co.              Gallaher Group plc
             Citizens Utilities Co.         SBC Communications Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                 MARKET
     SHARES                                        COST          VALUE
     ------                                        ----          ------

              COMMON STOCKS -- 93.6%
              AEROSPACE -- 1.9%
     18,000   Boeing Co. ....................   $   702,057   $   682,875
     15,000   Northrop Grumman Corp. ........     1,004,757       794,062
      2,000   Raytheon Co., Cl. A ...........        49,835        37,625
      2,000   Rockwell International Corp. ..        41,530        83,625
                                                -----------   -----------
                                                  1,798,179     1,598,187
                                                -----------   -----------
              AUTOMOTIVE -- 1.5%
      4,500   Ford Motor Co. ................        70,226       206,719
     12,500   General Motors Corp. ..........       401,922     1,035,156
                                                -----------   -----------
                                                    472,148     1,241,875
                                                -----------   -----------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.7%
     31,000   Dana Corp. ....................     1,128,173       873,812
      6,000   Ethyl Corp. ...................        43,487        18,375
     25,000   GenCorp Inc. ..................       228,209       193,750
     75,000   Genuine Parts Co. .............     1,974,436     1,790,625
      6,000   Meritor Automotive Inc. .......       121,675        94,875
      8,000   Tenneco Automotive Inc. .......        97,926        63,500
                                                -----------   -----------
                                                  3,593,906     3,034,937
                                                -----------   -----------
              AVIATION: PARTS AND SERVICES -- 1.8%
     25,000   Barnes Group Inc. .............       449,017       362,500
     18,000   Curtiss-Wright Corp. ..........       264,046       659,250
      8,000   United Technologies Corp. .....       226,617       505,500
                                                -----------   -----------
                                                    939,680     1,527,250
                                                -----------   -----------
              BROADCASTING -- 0.2%
     17,000   Granite Broadcasting Corp.+ ...       171,154       121,125
                                                -----------   -----------
              BUSINESS SERVICES -- 0.2%
      7,000   Donnelley (R.H.) Corp. ........        79,054       119,000
        500   Imation Corp.+ ................         7,150        13,344
      2,000   IMS Health Inc. ...............        28,208        33,875
      1,500   Landauer Inc. .................        25,747        27,375
                                                -----------   -----------
                                                    140,159       193,594
                                                -----------   -----------
              CABLE -- 0.5%
      5,000   MediaOne Group Inc.+ ..........       132,734       405,006
                                                -----------   -----------
              COMMUNICATIONS EQUIPMENT -- 0.1%
        500   Motorola Inc. .................        13,631        71,187
                                                -----------   -----------
              COMPUTER HARDWARE -- 0.1%
        500   International Business
               Machines Corp. ...............         6,350        59,000
      2,000   Xerox Corp. ...................        47,100        52,000
                                                -----------   -----------
                                                     53,450       111,000
                                                -----------   -----------
              CONSUMER PRODUCTS -- 6.6%
      2,000   Avon Products Inc. ............        50,475        58,125
      6,000   Clorox Co. ....................       228,187       195,000
      9,000   Eastman Kodak Co. .............       541,684       488,812


                                                                 MARKET
     SHARES                                        COST          VALUE
     ------                                        ----          ------
     12,000   Fortune Brands Inc. ...........   $   319,038   $   300,000
     75,000   Gallaher Group plc, ADR .......     1,614,558     1,476,562
      5,000   General Cigar Holdings Inc.,
               Cl. B+ (a) ...................        44,132        75,312
     21,000   Gillette Co. ..................       750,800       791,437
     10,000   Maytag Corp. ..................       328,715       331,250
     25,000   National Presto Industries Inc.     1,000,907       815,625
     38,000   Philip Morris Companies Inc. ..     1,532,044       802,750
      5,000   Ralston Purina Group ..........       140,562       136,875
      1,200   Rothmans Inc. .................        27,296        11,686
                                                -----------   -----------
                                                  6,578,398     5,483,434
                                                -----------   -----------
              CONSUMER SERVICES -- 0.5%
     30,000   Rollins Inc. ..................       580,657       446,250
                                                -----------   -----------
              DIVERSIFIED INDUSTRIAL -- 2.5%
      2,000   Cooper Industries Inc. ........        84,754        70,000
     29,000   GATX Corp. ....................       871,144     1,102,000
      1,000   General Electric Co. ..........        23,481       155,187
      2,500   Honeywell Inc. ................        57,347       131,719
      3,000   Minnesota Mining &
               Manufacturing Co. ............       246,962       265,687
     18,000   Thomas Industries Inc. ........       141,892       337,500
      1,000   Trinity Industries Inc. .......        26,570        23,687
                                                -----------   -----------
                                                  1,452,150     2,085,780
                                                -----------   -----------
              ELECTRONICS -- 0.6%
     18,000   Thomas & Betts Corp. ..........       518,400       508,500
                                                -----------   -----------
              ENERGY AND UTILITIES: ELECTRIC -- 5.6%
     10,000   CMP Group Inc. ................       267,437       291,250
     35,000   Conectiv Inc. .................       655,551       612,500
    105,000   El Paso Electric Co.+ .........       834,227     1,089,375
     15,000   Florida Progress Corp. ........       657,011       688,125
      8,000   FPL Group Inc. ................       360,950       368,500
     95,000   Niagara Mohawk Power Corp. ....     1,010,837     1,282,500
      8,000   St. Joseph Light & Power Co. ..       165,598       162,500
      2,000   TNP Enterprises Inc. ..........        76,475        87,625
      2,000   United Illuminating Co. .......        91,287        78,500
                                                -----------   -----------
                                                  4,119,373     4,660,875
                                                -----------   -----------
              ENERGY AND UTILITIES: INTEGRATED -- 4.9%
     16,000   Burlington Resources Inc. .....       661,765       592,000
     11,000   Central & South West Corp. ....       285,550       187,687
     12,000   CH Energy Group Inc. ..........       444,537       364,500
     22,000   Energy East Corp. .............       474,584       435,875
     42,200   Florida Public Utilities Co. ..       640,304       553,875
     20,000   MCN Energy Group Inc. .........       486,000       500,000
     28,000   NSTAR .........................       703,264     1,176,000
      5,000   Public Service Enterprise
               Group Inc. ...................       164,125       148,125
      3,000   ScottishPower plc, ADR ........       102,608        95,062
                                                -----------   -----------
                                                  3,962,737     4,053,124
                                                -----------   -----------


                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                 MARKET
     SHARES                                        COST          VALUE
     ------                                        ----          ------

              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES: NATURAL GAS -- 12.5%
     55,000   AGL Resources Inc. ............   $ 1,037,470   $ 1,010,625
     68,000   Eastern Enterprises ...........     2,397,636     4,071,500
     10,000   Fall River Gas Co. ............       160,250       215,000
     31,000   KeySpan Corp. .................       880,344       856,375
      4,000   Peoples Energy Corp. ..........       138,275       109,750
     13,000   Piedmont Natural Gas Co. Inc. .       428,525       338,812
      4,000   Providence Energy Corp. .......        84,825       151,750
      1,500   Southern Union Co.+ ...........        26,604        27,094
     75,000   Southwest Gas Corp. ...........     1,260,525     1,429,687
     70,000   WICOR Inc. ....................     1,711,419     2,170,000
                                                -----------   -----------
                                                  8,125,873    10,380,593
                                                -----------   -----------
              ENERGY AND UTILITIES: OIL -- 9.0%
     13,000   Atlantic Richfield Co. ........       703,893     1,105,000
     22,000   BP Amoco plc, ADR .............       241,587     1,167,375
     10,000   Chevron Corp. .................       312,562       924,375
      4,000   Conoco Inc., Cl. A ............        94,025        98,500
     58,000   ENI SpA .......................       304,221       290,463
     22,000   Exxon Mobil Corp. .............       642,933     1,711,875
     28,000   Texaco Inc. ...................       993,425     1,501,500
      8,759   Total Petroleum of North
               America Ltd., ADR ............       299,550       644,881
                                                -----------   -----------
                                                  3,592,196     7,443,969
                                                -----------   -----------
              ENERGY AND UTILITIES: SERVICES -- 0.8%
     16,000   Halliburton Co. ...............       335,656       656,000
                                                -----------   -----------
              ENERGY AND UTILITIES: WATER -- 1.5%
     35,000   United Water Resources Inc. ...       804,188     1,216,250
                                                -----------   -----------
              ENTERTAINMENT -- 0.2%
      3,000   Viacom Inc., Cl. A+ ...........        45,825       160,312
                                                -----------   -----------
              ENVIRONMENTAL SERVICES -- 0.5%
     30,000   Waste Management Inc. .........       645,178       410,625
                                                -----------   -----------
              EQUIPMENT AND SUPPLIES -- 2.2%
      3,000   Caterpillar Inc. ..............        35,181       118,313
     24,000   Deere & Co. ...................       382,225       912,000
      1,000   Ingersoll-Rand Co. ............        25,117        44,250
     15,000   Mark IV Industries Inc. .......       219,188       330,938
      1,500   Minerals Technologies Inc. ....        37,938        66,844
     18,000   Smith (A.O.) Corp. ............       401,225       324,000
      1,000   Union Carbide Corp. ...........        16,675        58,313
                                                -----------   -----------
                                                  1,117,549     1,854,658
                                                -----------   -----------
              FINANCIAL SERVICES -- 13.1%
      2,500   Aegon NV, ADR .................        89,038       201,406
      1,000   American Express Co. ..........        21,218       148,938
     11,000   Argonaut Group Inc. ...........       275,976       220,688


                                                                 MARKET
     SHARES                                        COST          VALUE
     ------                                        ----          ------
      3,000   Banco Popular Espanol SA ......   $   122,662   $    91,925
     18,000   Banco Santander
               Central Hispano SA, ADR ......        64,963       192,375
      2,000   Banco Santiago ................        29,250        39,500
      9,052   Bank of America Corp. .........       167,810       474,664
     22,000   Bank One Corp. ................       794,175       756,250
      3,000   Banque Nationale de Paris .....       212,719       236,994
      4,000   Block (H&R) Inc. ..............       171,388       179,000
      4,000   Chase Manhattan Corp. .........       282,388       348,750
     31,000   Commerzbank AG, ADR ...........       678,161     1,170,250
     20,000   Deutsche Bank AG, ADR .........     1,015,263     1,327,500
      3,000   Dresdner Bank AG, ADR .........       107,625       123,495
      4,000   Dun & Bradstreet Corp. ........        85,317       114,500
      3,000   Fannie Mae ....................       176,900       169,313
      2,000   Fidelity National Corp. .......        22,958        11,750
     38,000   First Union Corp. .............     1,520,341     1,415,500
     20,000   Mellon Financial Corp. ........       598,279       590,000
      1,000   Merrill Lynch & Co. Inc. ......        45,800       105,000
      2,000   MONY Group Inc. ...............        47,000        64,625
      7,000   Morgan (J.P.) & Co. Inc. ......       430,706       922,250
      3,000   Municipal Mortgage
               & Equity LLC .................        60,488        58,500
      6,000   Northern Trust Corp. ..........        60,300       405,375
      3,000   Pioneer Group Inc.+ ...........        66,204        69,750
      8,000   St. Paul Companies Inc. .......       231,963       273,000
     10,000   Sterling Bancorp ..............       190,985       150,000
     12,000   SunTrust Banks Inc. ...........       251,737       693,000
      1,000   U.S. Trust Corp. ..............        12,154       189,000
      2,000   Waddell & Reed
               Financial Inc., Cl. A ........        44,550        84,625
                                                -----------   -----------
                                                  7,878,318    10,827,923
                                                -----------   -----------
              FOOD AND BEVERAGE -- 2.2%
      4,000   Bestfoods Inc. ................       181,328       187,250
     20,000   Coca-Cola Amatil Ltd., ADR ....       133,363        99,474
     12,000   Coca-Cola Beverages plc+ ......        28,750        22,454
      3,000   Coca-Cola Co. .................       138,025       140,813
      3,000   Corn Products
               International Inc. ...........        86,909        72,188
     14,000   Diageo plc, ADR ...............       591,461       421,750
     10,000   Heinz (H.J.) Co. ..............       426,974       348,750
      1,000   Hershey Foods Corp. ...........        49,738        48,750
     15,000   Kellogg Co. ...................       453,164       384,375
      1,000   Quaker Oats Co. ...............        34,175        60,625
                                                -----------   -----------
                                                  2,123,887     1,786,429
                                                -----------   -----------
              HEALTH CARE -- 1.9%
      8,000   Aventis SA, ADR ...............       395,251       432,000
      3,000   Bristol-Myers Squibb Co. ......       193,463       173,250
      1,000   Glaxo Wellcome plc, ADR .......        54,024        57,313

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                 MARKET
     SHARES                                        COST          VALUE
     ------                                        ----          ------

              COMMON STOCKS (CONTINUED)
              HEALTH CARE (CONTINUED)
      2,000   Johnson & Johnson .............   $    39,339   $   140,125
     10,000   Pharmacia & Upjohn Inc. .......       290,500       592,500
      3,000   SmithKline Beecham plc, ADR ...       189,963       198,188
                                                -----------   -----------
                                                  1,162,540     1,593,376
                                                -----------   -----------
              METALS AND MINING -- 0.2%
     15,000   Freeport-McMoRan Copper &
               Gold Inc., Cl. B+ ............       272,350       180,938
                                                -----------   -----------
              PAPER AND FOREST PRODUCTS -- 0.4%
     34,000   Pactiv Corp.+ .................       643,022       297,500
                                                -----------   -----------
              PUBLISHING -- 1.8%
      4,000   Dow Jones & Co. Inc. ..........       185,428       287,250
      3,000   Harcourt General Inc. .........       115,638       111,750
      5,000   McGraw-Hill Companies Inc. ....       152,667       227,500
     30,000   Reader's Digest Association
               Inc., Cl. B ..................       812,013       858,750
                                                -----------   -----------
                                                  1,265,746     1,485,250
                                                -----------   -----------
              REAL ESTATE -- 0.0%
      2,500   Griffin Land & Nurseries Inc.+         11,716        27,500
                                                -----------   -----------
              RETAIL -- 0.9%
     23,000   Albertson's Inc. ..............       688,209       713,000
      2,000   Sears, Roebuck & Co. ..........        51,242        61,750
                                                -----------   -----------
                                                    739,451       774,750
                                                -----------   -----------
              SATELLITE -- 0.1%
      5,000   COMSAT Corp. ..................       104,386       103,125
                                                -----------   -----------
              SPECIALTY CHEMICALS -- 3.1%
      1,200   Celenese AG ...................        16,129        24,600
      5,000   Dexter Corp. ..................       158,443       265,000
      2,000   du Pont de Nemours
               (E.I.) & Co. .................        65,500       105,750
      7,500   Ferro Corp. ...................       138,500       133,594
      8,000   Grace (W.R.) & Co.+ ...........        91,915       101,500
     12,000   Great Lakes Chemical Corp. ....       442,944       408,000
      1,500   IMC Global Inc. ...............        31,075        22,031
     27,000   Monsanto Co. ..................       987,111     1,390,500
     20,000   Omnova Solutions Inc. .........       155,815       112,500
                                                -----------   -----------
                                                  2,087,432     2,563,475
                                                -----------   -----------
              TELECOMMUNICATIONS -- 12.5%
      1,500   ALLTEL Corp. ..................        36,200        94,594
      1,000   AT&T Corp. ....................        37,325        56,250
     18,000   BCE Inc. ......................       524,488     2,257,875
     13,500   BCT.Telus Communications Inc. .       238,092       399,518

                                                                 MARKET
     SHARES                                        COST          VALUE
     ------                                        ----          ------

      4,500   BCT.Telus Communications
               Inc., Cl. A ..................   $    79,364   $   133,173
      7,108   Bell Atlantic Corp. ...........       277,025       434,477
      1,500   British Telecommunications
               plc, ADR .....................        84,309       282,188
     19,000   Cable & Wireless plc, ADR .....       567,936     1,064,000
     10,000   Cable & Wireless HKT Ltd., ADR        155,896       257,500
     44,000   Citizens Utilities Co., Cl. B+        458,696       720,500
      7,000   Deutsche Telekom AG, ADR+ .....       149,708       561,750
      1,000   France Telecom SA, ADR ........        34,488       176,938
     24,000   GTE Corp. .....................       811,200     1,704,000
     34,999   SBC Communications Inc. .......       836,949     1,469,956
      1,000   Telecom Italia SpA, ADR .......        31,080       152,000
      7,000   Telefonica SA, ADR ............        93,609       522,375
      1,000   US West Inc. ..................        24,839        72,625
                                                -----------   -----------
                                                  4,441,204    10,359,719
                                                -----------   -----------
              TOTAL COMMON STOCKS ...........    59,923,273    77,664,516
                                                -----------   -----------

              PREFERRED STOCKS -- 3.4%
              AVIATION: PARTS AND SERVICES -- 0.2%
      2,000   Coltec Capital Trust,
               5.25% Cv. Pfd. ...............        86,000        71,500
      3,000   Coltec Capital Trust, .........
               5.25% Cv. Pfd. (b) ...........       129,000       107,250
                                                -----------   -----------
                                                    215,000       178,750
                                                -----------   -----------
              DIVERSIFIED INDUSTRIAL -- 0.1%
      2,000   WHX Corp.,
               $3.75 Cv. Pfd., Ser. B .......        75,038        46,000
                                                -----------   -----------
              ENTERTAINMENT -- 0.0%
      1,000   Metromedia International Group Inc.,
               7.25% Cv. Pfd. ...............        35,025        32,000
                                                -----------   -----------
              EQUIPMENT AND SUPPLIES -- 0.5%
      6,000   Sequa Corp.,
               $5.00 Cv. Pfd. ...............       464,250       444,000
                                                -----------   -----------
              METALS AND MINING -- 0.1%
      5,000   Freeport-McMoRan Copper
               & Gold Inc.,
               7.00% Cv. Pfd. ...............       106,500        74,063
                                                -----------   -----------
              PAPER AND FOREST PRODUCTS -- 1.2%
     20,000   Sealed Air Corp.,
               $2.00 Cv. Pfd., Ser. A .......       831,527     1,038,750
                                                -----------   -----------
              TELECOMMUNICATIONS -- 1.3%
     17,000   Citizens Utilities Co.,
               5.00% Cv. Pfd. ...............       816,716     1,062,500
                                                -----------   -----------
              TOTAL PREFERRED STOCKS ........     2,544,056     2,876,063
                                                -----------   -----------



                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
    PRINCIPAL                                                    MARKET
     AMOUNT                                        COST          VALUE
     ------                                        ----          ------

              CORPORATE BONDS -- 4.0%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.5%
 $  520,000   Standard Motor Products Inc.,
               Sub. Deb. Cv.
               6.75%, 07/15/09 ..............   $   517,469   $   373,750
                                                -----------   -----------
              BUSINESS SERVICES -- 0.1%
    100,000   BBN Corp.,
               Sub. Deb. Cv. (a)
               6.00%, 04/01/12 ..............        97,196        96,750
                                                -----------   -----------
              CONSUMER PRODUCTS -- 1.2%
  3,600,000   Pillowtex Corp.,
               Sub. Deb. Cv.
               6.00%, 03/15/12 ..............     1,673,444     1,008,000
                                                -----------   -----------
              ENTERTAINMENT -- 0.2%
    150,000   USA Networks Inc.,
               Sub. Deb. Cv.
               7.00%, 07/01/03 ..............       137,861       153,563
                                                -----------   -----------
              EQUIPMENT AND SUPPLIES -- 1.4%
    356,000   Kollmorgen Corp.,
               Sub. Deb. Cv.
               8.75%, 05/01/09 ..............       308,763       348,880
  1,000,000   Mark IV Industries Inc.,
               Sub. Deb. Cv.
               4.75%, 11/01/04 ..............       868,766       852,500
                                                -----------   -----------
                                                  1,177,529     1,201,380
                                                -----------   -----------
              HOTELS AND GAMING -- 0.3%
    300,000   Hilton Hotels Corp.,
               Sub. Deb. Cv.
               5.00%, 05/15/06 ..............       266,862       227,250
                                                -----------   -----------
              PUBLISHING -- 0.3%
    100,000   News America Holdings Inc.,
               Sub. Deb. Cv.
               Zero Coupon, 03/31/02 ........        85,908       240,375
                                                -----------   -----------
              TOTAL CORPORATE BONDS               3,956,269     3,301,068
                                                -----------   -----------
              TOTAL
               INVESTMENTS -- 101.0% ........   $66,423,598    83,841,647
                                                ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- (1.0)% ................    82,973,181
                                                              -----------
              NET ASSETS -- 100.0%
               (5,232,455 shares outstanding) .............   $82,973,181
                                                              ===========


    PRINCIPAL                                   SETTLEMENT   NET UNRELAIZED
     AMOUNT                                         DATE      DEPRECIATION
     ------                                         ----      ------------

              FORWARD FOREIGN EXCHANGE CONTRACTS
 2,808,830(c) Deliver Hong Kong Dollars
               in exchange for
               USD $360,835 .................     08/24/00        $(4,248)
    ------------------------
              For Federal tax purposes:
              Aggregate cost ..............................   $66,423,598
                                                              ===========
              Gross unrealized appreciation ...............   $22,856,882
              Gross unrealized depreciation ...............    (5,438,833)
                                                              -----------
              Net unrealized appreciation .................   $17,418,049
                                                              ===========
------------------------
(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the market value of Rule 144A securities amounted to $107,250 or 0.1% of total net assets.
(c)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
ADR - American Depositary Receipt.
USD - U.S. Dollars.

                 See accompanying notes to financial statements.

                         THE GABELLI EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value
     (Cost $66,423,598) ...................  $83,841,647
   Dividends and interest receivable ......      341,359
   Receivable for capital shares sold .....      163,522
                                             -----------
   TOTAL ASSETS ...........................   84,346,528
                                             -----------
LIABILITIES:
   Payable for capital shares redeemed ....       48,258
   Payable for investment advisory fees ...       67,621
   Payable for distribution fees ..........       16,905
   Payable to custodian ...................    1,152,131
   Unrealized depreciation on forward
     foreign exchange contracts ...........        4,248
   Distributions payable ..................       21,092
   Other accrued expenses .................       63,092
                                             -----------
   TOTAL LIABILITIES ......................    1,373,347
                                             -----------
   NET ASSETS applicable to 5,232,455
     shares outstanding ...................  $82,973,181
                                             ===========
NET ASSETS CONSIST OF:
   Capital stock, at par value ............  $     5,232
   Additional paid-in capital .............   58,384,867
   Accumulated net investment income ......      118,065
   Accumulated net realized gain
     on investments and foreign currency
     transactions .........................    7,051,482
   Net unrealized appreciation on investments
     and foreign currency transactions ....   17,413,535
                                             -----------
   TOTAL NET ASSETS .......................  $82,973,181
                                             ===========
   NET ASSET VALUE, offering and redemption
     price per share ($82,973,181 / 5,232,455
     shares outstanding; unlimited number of
     shares authorized of $0.001 par value)       $15.86
                                                  ======


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes
     of $2,882) ...........................   $1,279,367
   Interest ...............................      166,519
                                              ----------
   TOTAL INVESTMENT INCOME ................    1,445,886
                                              ----------
EXPENSES:
   Investment advisory fees ...............      433,509
   Distribution fees ......................      108,377
   Shareholder services fees ..............       60,574
   Shareholder report expenses ............       40,430
   Interest expense .......................       25,765
   Legal and audit fees ...................       16,815
   Custodian fees .........................       15,007
   Directors' fees ........................       13,236
   Registration fees ......................       12,056
   Miscellaneous expenses .................        2,373
                                              ----------
   TOTAL EXPENSES .........................      728,142
                                              ----------
   NET INVESTMENT INCOME ..................      717,744
                                              ----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments
     and foreign currency transactions ....    7,431,165
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions .........................   (5,098,022)
                                              ----------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS .........................    2,333,163
                                              ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ......................   $3,050,907
                                              ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                 MARCH 31, 2000         YEAR ENDED
                                                                                   (UNAUDITED)      SEPTEMBER 30, 1999
                                                                                  -----------          -----------
OPERATIONS:
  Net investment income ....................................................      $   717,744          $ 1,145,633
  Net realized gain on investments and foreign currency transactions .......        7,431,165           10,754,249
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ......................................       (5,098,002)           3,127,043
                                                                                  -----------          -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................        3,050,907           15,026,925
                                                                                  -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ....................................................         (632,928)          (1,106,687)
  Net realized gain on investments .........................................      (10,705,825)          (5,973,881)
                                                                                  -----------          -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................      (11,338,753)          (7,080,568)
                                                                                  -----------          -----------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from capital share transactions ....         (849,835)           4,495,622
                                                                                  -----------          -----------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................       (9,137,681)          12,441,979

NET ASSETS:
  Beginning of period ......................................................       92,110,862           79,668,883
                                                                                  -----------          -----------
  End of period ............................................................      $82,973,181          $92,110,862
                                                                                  ===========          ===========


                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Equity Income Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At March 31, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of future contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended March 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $108,377, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended March 31, 2000, other than short term securities, aggregated $12,774,245 and $20,520,241, respectively.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6. TRANSACTIONS WITH AFFILIATES. During the six months ended March 31, 2000, the Fund paid brokerage commissions of $8,708 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were $1,147,000 of borrowings outstanding at March 31, 2000.

The average daily amount of borrowings outstanding within the six months ended March 31, 2000 was $916,273, with a related weighted average interest rate of 6.46%. The maximum amount borrowed at any time during the six months ended March 31, 2000 was $2,760,000.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                            MARCH 31, 2000                  SEPTEMBER 30, 1999
                                                     ----------------------------      ----------------------------
                                                        SHARES          AMOUNT            SHARES           AMOUNT
                                                     ----------      ------------      ----------      ------------
Shares sold ......................................      517,947      $  8,420,302       1,118,588      $ 19,506,816
Shares issued upon reinvestment of dividends .....      698,375        10,693,478         408,295         6,723,027
Shares redeemed ..................................   (1,224,731)      (19,963,616)     (1,274,350)      (21,734,221)
                                                     ----------      ------------      ----------      ------------
    Net increase (decrease) ......................       (8,409)     $   (849,836)        252,533      $  4,495,622
                                                     ==========      ============      ==========      ============

THE GABELLI EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                                 SIX MONTHS ENDED                YEAR ENDED SEPTEMBER 30,
                                                  MARCH 31, 2000  ----------------------------------------------------
                                                    (UNAUDITED)    1999        1998       1997       1996       1995
                                                   ------------    ----        ----       ----       ----       ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period .........     $ 17.58     $ 15.97     $ 17.39    $ 13.81    $ 12.65    $ 11.54
                                                      -------     -------     -------    -------    -------    -------
   Net investment income ........................        0.14        0.23        0.22       0.22       0.28       0.29
   Net realized and unrealized gain
     on investments .............................        0.41        2.82        0.29       4.28       1.76       1.77
                                                      -------     -------     -------    -------    -------    -------
   Total from investment operations .............        0.55        3.05        0.51       4.50       2.04       2.06
                                                      -------     -------     -------    -------    -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ........................       (0.13)      (0.22)      (0.26)     (0.22)     (0.28)     (0.29)
   In excess of net investment income ...........       --          --          --         --         (0.01)     --
   Net realized gain on investments .............       (2.14)      (1.22)      (1.67)     (0.70)     (0.59)     (0.66)
                                                      -------     -------     -------    -------    -------    -------
   Total distributions ..........................       (2.27)      (1.44)      (1.93)     (0.92)     (0.88)     (0.95)
                                                      -------     -------     -------    -------    -------    -------
   NET ASSET VALUE, END OF PERIOD ...............     $ 15.86     $ 17.58     $ 15.97    $ 17.39    $ 13.81    $ 12.65
                                                      =======     =======     =======    =======    =======    =======
   Total return+ ................................       3.62%      19.82%       2.98%     33.98%     16.69%     19.20%
                                                      =======     =======     =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .........     $82,973     $92,111     $79,669    $73,730    $57,006    $54,806
   Ratio of net investment income
     to average net assets ......................       1.66%(b)    1.32%       1.27%      1.42%      1.99%      2.50%
   Ratio of operating expenses
     to average net assets (a) ..................       1.68%(b)    1.60%       1.64%      1.78%      1.93%      1.83%
   Portfolio turnover rate ......................         15%         39%         35%        43%        20%        30%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The Fund incurred interest expense during the six months ended March 31, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.62%.
(b) Annualized.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:
5 1/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI


AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Equity Series Funds, Inc.
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
           Mario J. Gabelli, CFA           Robert J. Morrissey
           CHAIRMAN AND CHIEF              ATTORNEY-AT-LAW
           INVESTMENT OFFICER              MORRISSEY, HAWKINS & LYNCH
           GABELLI ASSET MANAGEMENT INC.

           Felix J. Christiana             Karl Otto Pohl
           FORMER SENIOR VICE PRESIDENT    FORMER PRESIDENT
           DOLLAR DRY DOCK SAVINGS BANK    DEUTSCHE BUNDESBANK

           Anthony J. Colavita             Anthony R. Pustorino
           ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
           ANTHONY J. COLAVITA, P.C.       PROFESSOR, PACE UNIVERSITY

           Vincent D. Enright              Anthonie C. van Ekris
           FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
           AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
           KEYSPAN ENERGY CORP.

           John D. Gabelli
           SENIOR VICE PRESIDENT
           GABELLI & COMPANY, INC.

                                    OFFICERS
           Mario J. Gabelli, CFA           Bruce N. Alpert
           PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
           INVESTMENT OFFICER

           James E. McKee
           SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB444Q100SR


                                              [Photo of Mario J.Gabelli omitted]

THE
GABELLI
EQUITY
INCOME
FUND


                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2000